UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2003

HYPERCOM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13521	86-0828608

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2851 West Kathleen Road, Phoenix, Arizona	85053

(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code (602) 504-5000

Not Applicable.

(Former Name or Former Address, if changed since last report.)

EXPLANATORY NOTE

This amendment to Hypercom Corporation’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on April 25, 2003, is being filed to correct an inadvertent typographical error in Exhibit 99.1. In that exhibit, the first column of the Consolidated Balance Sheet has been corrected to read “March 31,  2003.” No other changes have been made to the Form 8-K or the exhibit thereto.

Item 9. Regulation FD Disclosure.

     Disclosure of Results of Operations

     The following information is being furnished under Item 9 and Item 12 of Form 8-K: On April 25, 2003, Hypercom Corporation (the “Company”) issued a press release announcing the Company’s results of operations for the quarter ended March 31, 2003. The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERCOM CORPORATION

Date: April 25, 2003	/s/ John W. Smolak

John W. Smolak
Executive Vice President and Chief Financial
and Administrative Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release dated April 25, 2003 announcing Hypercom Corporation’s results of operations for the quarter ended March 31, 2003 (furnished solely pursuant to Items 9 and 12 of Form 8-K).